Summary Prospectus	March 23, 2019

Share class (Symbol): A (—), A2 (—), C (—), R (—), I (GBUSX), IS (GLOBX)

BrandywineGLOBAL —

GLOBAL OPPORTUNITIES BOND FUND (USD HEDGED)

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated March 23, 2019 (as may be amended or supplemented from time to time) are incorporated by reference into this Summary Prospectus.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Maximize total return consisting of income and capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 66 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class R	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.50	None	None
Other expenses[6]	0.26	0.46	0.26	0.36	0.31	0.16
Total annual fund operating expenses	1.01	1.21	1.76	1.36	0.81	0.66
Fees waived and/or expenses reimbursed[7]	(0.01)	(0.01)	(0.01)	(0.11)	(0.06)	(0.01)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00	1.20	1.75	1.25	0.75	0.65

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class A, A2, C, R, I and IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	3

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.00% for Class A shares, 1.20% for Class A2 shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●	Your investment has a 5% return each year

●	The fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years
Class A (with or without redemption at end of period)	523	733
Class A2 (with or without redemption at end of period)	542	792
Class C (with redemption at end of period)	278	554
Class C (without redemption at end of period)	178	554
Class R (with or without redemption at end of period)	127	420
Class I (with or without redemption at end of period)	77	253
Class IS (with or without redemption at end of period)	66	209

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond

4	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

Index will be considered a developed country. In addition, under normal market conditions, the fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The fund’s investments may include securities of sovereign governments and supranational organizations. The fund may invest up to 25% of its net assets in convertible debt securities.

The fund may purchase bonds issued in foreign currencies as well as U.S. dollar-denominated bonds. Under normal market conditions, the fund’s foreign currency exposure will be primarily hedged back to U.S. dollars through the use of currency forwards or other derivative contracts so that the fund’s portfolio will maintain at least 80% exposure to the U.S. dollar. While the fund will maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions, it may also invest in currency forwards or other derivative contracts to gain long or short exposure to foreign currencies in an effort to enhance returns.

The fund may invest in other derivative instruments, including bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The fund may use these derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although the portfolio managers have the flexibility to use these instruments for hedging purposes (subject to the fund’s policy to maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions) and to enhance total return, they may choose not to for a variety of reasons, even under very volatile market conditions. Derivative investments are taken into account when determining compliance with the fund’s 80% investment policies.

The fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries and, unless conditions are deemed to be unfavorable, will invest at least 30% of its assets in investments tied economically to countries outside of the United States.

Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in issuers in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.

The fund may invest in securities of any maturity. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	5

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of

6	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	7

generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

8	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may realize losses.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	9

relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells swaps, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Currency hedging risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an optimized hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, while the fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the fund’s portfolio.

The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at

10	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund (including Legg Mason, Inc. sponsored mutual funds and ETFs that are managed as “funds of funds”) may invest in the fund and hold its investment for a specific period of time in order to facilitate commencement of the fund’s operations or for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Redemptions by other funds and by other significant investors risk. The fund may be an investment option for other Legg Mason, Inc. sponsored mutual funds and ETFs that are managed as “funds of funds,” unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate some or all of its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. The fund may be unable to pursue its investment objective and may not be viable after one or more large redemptions and, as a result, may invest its remaining assets in cash or cash equivalents.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	11

The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The fund is newly offered and, therefore, does not have performance to report. Once the fund has a performance record of at least one calendar year, the fund’s performance will be included in its Prospectus. The fund will make updated performance information available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio managers: Stephen S. Smith, David F. Hoffman, CFA, John P. McIntyre, CFA and Anujeet Sareen, CFA, have been the fund’s portfolio managers since 2019.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

12	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2[1]	Class C2	Class R	Class I	Class IS
General	1,000/ 50	1,000/ 50	1,000/ 50	N/A	1 million/ None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/ 50	1,000/ 50	1,000/ 50	N/A	1 million/ None[3]	N/A
IRAs	250/ 50	250/ 50	250/ 50	N/A	1 million/ None[3,4]	N/A4
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	1 million/ None[3]	N/A
Systematic Investment Plans	50/ 50	50/ 50	50/ 50	N/A	1 million/ None[3,5]	N/A5
Clients of Eligible Financial Intermediaries	None/ None	None/ None	N/A	None/ None	None/ None[6]	None/ None[6]
Eligible Investment Programs	None/ None	None/ None	N/A	None/ None	None/ None	None/ None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	None/ None	N/A	1 million/ None[3]	N/A
Institutional Investors	1,000/ 50	1,000/ 50	1,000/ 50	N/A	1 million/ None	1 million/ None

[1]	Available to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares (“A2 Accounts”).
[2]	Class C shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699

BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)	13

or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

14	BrandywineGLOBAL— Global Opportunities Bond Fund (USD Hedged)

(This page is intentionally left blank.)

BWXX506993SP 03/19